Exhibit 10.5

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the registration statements of Elbit Systems Ltd. on Forms S-8 (File Nos. 333-9354 and 333-139512) of our report dated January 15, 2008, with respect to the financial statements of Microwave Networks Solutions, Inc., which report appears in this December 31, 2007 annual report on Form 20-F of Elbit Systems Ltd.

By:	/s/ Hoberman, Miller, Goldstein & Lesser, CPA’s, P.C.

Hoberman, Miller, Goldstein & Lesser, CPA’s, P.C.

May 27, 2008